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                                                                      EXHIBIT 10





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account Three of Anchor National Life Insurance Company, of our report dated November 6, 1995 relating to the consolidated financial statements of Anchor National Life Insurance Company, which appears in such Statement of Additional Information. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.




PRICE WATERHOUSE LLP
Los Angeles, California
December 13, 1995